Trade and other payables	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables
Trade and other payables

(in thousands of USD)	December 31, 2019	December 31, 2018
Advances received on contracts in progress, between 1 and 5 years	414	402
Derivatives	3,395	1,049
Total non-current other payables	3,809	1,451
Trade payables	22,737	16,266
Accrued expenses	45,997	42,524
Accrued payroll	3,313	5,595
Dividends payable	123	146
Accrued interest	3,924	10,833
Deferred income	17,783	7,754
Other payables	333	4,107
Derivatives	198	—
Total current trade and other payables	94,408	87,225

The non-current derivatives relate to the interest rate swap derivatives in connection to the $173.6 million facility related to the two Suezmaxes Cap Quebec and Cap Pembroke. The increase relates to the increase in the fair value of these instruments (see note 14).

The increase in trade payables is due to a higher number of outstanding invoices mainly related to the sale and leaseback transaction at the end of 2019 and bunkers.

The decrease in accrued interest is related to the interest payment schedule of the new $700.0 million credit facility entered into 2019 versus the payment schedule of the $633.5 million facility that was repaid in the course of 2019.

The increase in deferred income is due to a higher number of vessels on time charter as of December 31, 2019 compared to December 31, 2018.

The current derivative relate to the IRS acquired through the acquisition of Gener8 Maritime Inc. (see Note 14).